Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

I, Ya Tang Chao, President, Chief Executive Officer, Treasurer, Secretary and Director of Web Wizard Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Web Wizard Inc., for the fiscal year ended September 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Web Wizard Inc.


/s/ Ya Tang Chao
- --------------------------
Ya Tang Chao
President, Chief Executive Officer,
Treasurer, Secretary and Director
December 12, 2008